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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



      Date of Report (Date of earliest event reported): December 13, 2001


                            SEROLOGICALS CORPORATION
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             (Exact name of registrant as specified in its charter)

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
         Delaware                                    0-26126                                 58-2152225
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(State of incorporation or
    other jurisdiction)                      (Commission file number)            (IRS Employer Identification No.)
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5655 Spalding Drive      Norcross, Georgia                         30092
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 (Address of Principal executive offices)                        (Zip code)

Registrant's telephone number, including area code:  (678) 728-2000

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On December 13, 2001, Serologicals Corporation (the "Company") completed the acquisition of Intergen Company L.P., a privately held Delaware limited partnership ("Intergen"), pursuant to the Plan and Agreement of Merger dated November 5, 2001, filed as an Exhibit to this report. The purchase price of $45 million, less approximately $1.7 million representing costs to complete the expansion of Intergen's manufacturing facility in Toronto, Canada, was funded with cash on hand. Additionally, the former partners of Intergen are entitled to earn certain additional cash consideration based on the financial performance of Intergen over a period of time as defined in the Earnout Agreements filed as an Exhibit to this report.

         Intergen is a developer, manufacturer and supplier of a variety of biological products and technologies to the life sciences industry. Intergen's products and technology support the development and manufacturing of biopharmaceutical products. The three primary strategic markets served by Intergen are i) biotechnology products, ii) diagnostic components, and iii) life sciences research. Intergen is headquartered in Purchase, New York, and has operations located in Gaithersburg, Maryland, Milford, Massachusetts, and Toronto, Ontario. The Company plans to continue to operate the existing businesses of Intergen, including the facilities in Toronto, Gaithersburg and Milford, as an ongoing component of its business operations. Intergen's corporate headquarters will be permanently closed and integrated into the Company's headquarters during the first half of 2002.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         a)       Financial statements of businesses acquired:

                  The financial statements will be filed no later than 60 days after the date on which this Report on Form 8-K must be filed.

         b)       Pro forma financial information:

                  The pro forma financial statements will be filed no later than 60 days after the date on which this Report on Form 8-K must be filed.


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         c)       Exhibits


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
Exhibit No.              Description
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
   2.1            Plan and Agreement of Merger dated November 5, 2001, by and among Serologicals Corporation, Intergen
                  Company L.P., Serocor Incorporated, and Intergen Investors L.P.

   2.2            Amendment to Plan and Agreement of Merger dated December 13, 2001.

   2.3            Earnout Agreement dated December 13, 2001 by and among Serologicals Corporation, Intergen
                  Investors L.P., STJ Bio Corp., Spencer Paige Corp., Ronald Dilling, Donald Gutekunst, President and
                  Fellows of Harvard College, and University of Illinois Foundation.
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             Serologicals Corporation
                                                   (Registrant)


Date:  December 19, 2001                     By: /s/ Harold W. Ingalls
                                                -------------------------------
                                                Harold W. Ingalls
                                                Vice President, Finance and
                                                Chief Financial Officer


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                                 EXHIBIT INDEX


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
Exhibit No.
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
   2.1            Plan and Agreement of Merger dated November 5, 2001, by and among Serologicals Corporation, Intergen
                  Company L.P., Serocor Incorporated, and Intergen Investors L.P.

   2.2            Amendment to Plan and Agreement of Merger dated December 13, 2001.

   2.3            Earnout Agreement dated December 13, 2001 by and among Serologicals Corporation, Intergen
                  Investors L.P., STJ Bio Corp., Spencer Paige Corp., Ronald Dilling, Donald Gutekunst, President and
                  Fellows of Harvard College, and University of Illinois Foundation.
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